1797
CERTIFICATE NUMBER

Strategic Global Investments

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

* 2,000,000 *
SHARE

PAR VALUE $0.00001
COMMON STOCK

CUSIP NO. 862720208

THIS CERTIFIES THAT Redacted

IS THE OWNER OF * TWO MILLION *

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.00001 EACH OF

STRATEGIC GLOBAL INVESTMENTS, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED: NOVEMBER 25, 2015
COUNTERSIGNED AND REGISTERED:
BY CLEARTRUST, LLC
TRANSFER AGENT

AUTHORIZED SIGNATURE
WWW.CLEARTRUSTONLINE.COM

ANDREW FELLNER
PRESIDENT/CEO

STRATEGIC GLOBAL INVESTMENTS, INC.
Corporate Seal
DELAWARE

115462

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________	Custodian ________
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ______________________

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

______________________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ______________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ______________

X Redacted

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document, to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

JON SCOTT
COMM. # 2073593
NOTARY PUBLIC-CALIFORNIA
SAN DIEGO COUNTY
MY COMM. EXP. JULY 4, 2018

State of California, County of San diego
Subscribed and sworn to (or affirmed) before me on this 30th day of July, 20 17,
by Nancy Essler,
proved to me on the basis of satisfactory evidence to be the person(s) who appeared before me.

Signature: [signature]